 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Fund, Inc.

(Exact name of Registrant as specified in charter)

470 Park Avenue South,

New York, NY 10016

(Address of principal executive offices)

(646) 291-2300

(Registrant’s telephone number, including area code)

Jay Kesslen

Horizon Kinetics Asset Management LLC - 8th Floor South

470 Park Avenue South

New York, NY 10016

(Name and address of agent for service of process)

(646) 291-2300

(Agent’s telephone number, including area code)

Date of fiscal year end: December 31

June 30, 2020

(Date of reporting period)

Item 1. Annual Report to Shareholders

RENN Fund, Inc.

Semi-Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank if you hold your shares through such an institution. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling (877) 749-4980 if you hold your shares directly with RENN Fund, Inc., or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. You may elect to receive all future reports in paper copies free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (877) 749-4980 if you hold your shares directly with RENN Fund, Inc., or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

RENN Fund, Inc.

TABLE OF CONTENTS
June 30, 2020

Shareholder Letter	1
Consolidated Financial Statements:
Consolidated Schedule of Investments	2
Consolidated Statement of Assets and Liabilities	4
Consolidated Statement of Operations	5
Consolidated Statements of Changes in Net Assets	6
Consolidated Statement of Cash Flows	7
Consolidated Financial Highlights	8
Consolidated Notes to Financial Statements	9
Other Information	17
Service Providers	19

RENN Fund, Inc.

Shareholder Letter

June 30, 2020 (Unaudited)

Dear Shareholders,

We are pleased to present the RENN Fund Inc. (“Fund”) Semi-Annual Report for the six-month period ending June 30, 2020. The primary investments held in the Fund have been negatively impacted by the economic closures throughout the first half of the year; however, we believe that the impact will prove temporary and that the portfolio is well positioned for the eventual global economic recovery. While various global equity indexes are already discounting a robust economic recovery, especially the technology sector, we believe that the valuations of investments in the Fund reflect investor perceptions of sustained economic malaise for those particular sectors, and that they therefore offer far more attractive return potential for the years ahead.

The largest position in the Fund continues to be Apyx Medical, a leading provider of helium based plasma technologies for medical procedures. The company is pursuing applications for use in general surgery; however, the current end market is heavily dependent upon cosmetic procedures. Elective procedures were halted across most of the world, in accord with quarantine measures, so the helium energy business experienced an 11% year over year revenue decline in the first quarter. However, January and February were largely unaffected by the closures, and revenue was on trend to grow 30% through the first two months of the year. The company maintains a cash balance of approximately $50 million from the sale of its legacy Bovie business, and is sufficiently well capitalized to withstand a protracted slowdown in cosmetic procedures. Subsequent to quarter end, the company received regulatory approval for its helium products in five new countries, including Brazil, which management estimates to be the second largest cosmetic surgery market in the world.

The second largest position in the Fund is Texas Pacific Land Trust, which is one of the largest land and mineral royalty owners in the country. A substantial portion of the Trust’s revenue is directly related to oil and gas prices, which fell to recent era low levels this quarter. The declines proved to be temporary, and were the result of both a decline in demand and of externalities related to an OPEC production disagreement. We believe that the short-term revenue decline related to lower energy prices, which was actually partially offset by production increases – a most rare experience among energy companies in this period – will be more than offset by the ultimate increases in energy prices related to the supply disruption created by the price volatility.

In response to this collapse in oil and gas prices, global energy capital expenditures are not only at record lows relative to previous investment cycles, but remain far below the requisite level required for the replacement of the annual production levels. This occurs while the world remains decades away from the ability to supplant fossil fuels. The Trust is situated in the largest and most economically productive basin in North America, and is likely to be the long-term beneficiary of these trends. The Trust currently holds over $300 million in net cash and receivables, and is therefore well positioned to see the cycle to its completion. Additionally, the Trust announced its pending conversion into a corporation later this year, which we believe will add transparency and improved governance, ultimately, attracting capital to the shares.

The broader themes and allocations of the portfolio were not materially adjusted during the market tumult during the first half of the year, but our conviction in the investments has grown in spite of the price declines. It is increasingly apparent that the global economy was long down the path of currency debasement and unsustainable government spending and debt balances well before the current economic disruption. The actions of the past three months have accelerated the reckoning from these policies, which, we believe, will ultimately benefit hard asset companies such as Texas Pacific Land Trust, which will control finite resources and will benefit from pricing power. The signals of this shift are becoming more evident; yet, the secular reset of asset prices is in its earliest stages. To this end, we will continue to allocate to businesses that we believe are well positioned to thrive under a shift in the macroeconomic backdrop; namely, a shift from declining interest rates and minimal reported inflation to static or slightly rising rates and inflation well above trend. The large cash balance will be deployed prudently as opportunities arise, as the process is likely to be uneven and volatile.

Horizon Kinetics Asset Management LLC

RENN Fund, Inc.

Consolidated Schedule of Investments

As of June 30, 2020 (Unaudited)

Shares or Principal Amount	Company	Cost	Value
	MONEY MARKET FUNDS – 49.84%
82,992	Fidelity Government Cash Reserves Portfolio - Institutional Class, 0.01%	$82,992	$82,992
4,935,947	Fidelity Investment Money Market Funds Government Portfolio - Institutional Class, 0.06%	4,935,947	4,935,947

	Total Money Market Funds	5,018,939	5,018,939

	CONVERTIBLE BONDS – 0.00%
	Oil and Gas – 0.00%
1,000,000	PetroHunter Energy Corporation 8.50% Maturity 12/31/2014(1)(2)(5)	1,000,000	—

	Total Convertible Bonds	1,000,000	—

	COMMON EQUITIES – 50.89%
	Accomodations – 0.13%
21,000	Civeo Corp.(2)	88,144	12,947

	Aerospace & Defense – 0.04%
20	Boeing Co.	2,892	3,666

	Asset Management – 0.11%
50	Associated Capital Group, Inc. - Class A	2,939	1,834
200	Clarkson PLC(4)	7,293	5,564
3,600	Dundee Corp. – Class A. (2)	4,495	3,569
		14,727	10,967
	Metal Mining – 1.46%
560	Franco-Nevada Corp.	49,869	78,198
150	Mesabi Trust	2,134	2,626
1,516	Wheaton Precious Metals Corp.	40,238	66,780
		92,241	147,604

	Medicinal Chemicals and Botanical Products – 2.01%
19,307	FitLife Brands, Inc.(2)	9,131,688	202,724

	Oil and Gas – 11.27%
808,445	PetroHunter Energy Corporation(1)(2)(5)	101,056	—
1,908	Texas Pacific Land Trust	1,079,739	1,134,669
		1,180,795	1,134,669

	COMMON EQUITIES – 50.89% (Continued)
	Securities and Commodity Exchanges – 0.25%
18	Cboe Global Markets, Inc.	$2,294	$1,679
12	CME Group, Inc.	1,830	1,950
240	Intercontinental Exchange, Inc.	22,252	21,984
		26,376	25,613

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 0.52%
5,460	Grayscale Bitcoin Trust	66,830	52,443

	Surgical & Medical Instruments & Apparatus – 33.90%
615,000	Apyx Medical Corp.(2)	1,470,958	3,413,250

	Technology Services – 1.20%
558	CACI International, Inc. – Class A. (2)	112,974	121,019

	Total Common Equities	12,187,625	5,124,902

	EXCHANGE TRADED FUNDS – 0.04%
124	ProShares Short VIX Short-Term Futures ETF(2)(3)	4,195	3,906

	Total Exchange Traded Funds	4,195	3,906

	TOTAL INVESTMENTS – 100.77%	$18,210,759	$10,147,747
	LIABILITIES LESS OTHER ASSETS – (0.77%)		(77,804)
	NET ASSETS		$10,069,943

	SECURITIES SOLD SHORT – (0.01)%
	EXCHANGE TRADED FUNDS – (0.01)%
(30)	ProShares Ultra VIX Short-Term Futures ETF(2)	(1,015)	(983)
	Total Exchange Traded Funds

	TOTAL SECURITIES SOLD SHORT – (0.01)%	(1,015)	(983)

(1)	See Note 5 - Fair Value Measurements.

(2)	Non-Income Producing.

(3)	All or a portion of this security is segregated as collateral for securities sold short.

(4)	Foreign security denominated in U.S. Dollars.

(5)	The PetroHunter Energy Corporation (“PetroHunter”) securities are in bankruptcy. The securities are valued at fair value. (See Note 5)

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of June 30, 2020 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Money Market Funds	49.84%
Convertible Bonds	0.00%
Common Equities
Accommodations	0.13%
Aerospace & Defense	0.04%
Asset Management	0.11%
Metal Mining	1.46%
Medicinal Chemicals and Botanical Products	2.01%
Oil and Gas	11.27%
Securities and Commodity Exchanges	0.25%
Securities, Commodity Contracts and Other Financial Investments and Related Activities	0.52%
Surgical & Medical Instruments & Apparatus	33.90%
Technology Services	1.20%
Total Common Equities	50.89%
Exchange Traded Funds	0.04%
Total Investments	100.77%
Liabilities Less Other Assets	(0.77%)
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

ASSETS
Investments in securities, at value (cost $18,210,759)	$10,147,747
Cash	4,246
Cash held at broker	5,854
Dividends and interest receivable	315
Prepaid expenses and other assets	3,860
Total assets	10,162,022

LIABILITIES
Securities sold short, at value (proceeds $1,015)	983
Payables:
Auditing fees	53,410
Printing and postage	10,117
Legal expense	9,201
Stock Exchange Listing Fees Payable	7,458
Fund administration and accounting fees	5,549
Custody fees	3,012
Transfer agent fees and expenses	2,169
Accrued other expenses	180
Total liabilities	92,079

NET ASSETS	$10,069,943

Paid-in-capital	31,564,948
Total accumulated deficit	(21,495,005)
NET ASSETS	$10,069,943

Shares outstanding no par value (unlimited shares authorized)	5,951,956

Net asset value, offering and redemption price per share	$1.69

Market Price Per Common Share	$1.27

Market Price (Discount) to Net Asset Value Per Common Share	(24.85)%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of withholding tax of $87)	$31,129
Interest	17,620
Total investment income	48,749

Expenses
Fund accounting and administration fees	37,168
Professional fees	21,382
Shareholder reporting fees	14,956
Insurance fees	10,392
Transfer agent fees and expenses	10,281
Custody fees	9,287
Stock exchange listing fees	7,458
Miscellaneous expenses	4,311
Interest	573
Total expenses	115,808
Net investment loss	(67,059)

Net Realized and Unrealized Loss:
Net realized gain (loss) on:
Short-term investments	74
Securities sold short	(17,367)
Net realized loss	(17,293)
Net change in unrealized appreciation/depreciation:
Investments	(2,201,866)
Securities sold short	32
Net change in unrealized appreciation/depreciation	(2,201,834)
Net realized and unrealized loss	(2,219,127)

Net Decrease in Net Assets from Operations	$(2,286,186)

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment loss	$(67,059)	$(106,856)
Net realized gain (loss) on investments, foreign currency transactions, securities sold short and affiliated issuers	(17,293)	8,794
Net change in unrealized appreciation/depreciation on investments and securities sold short	(2,201,834)	1,790,843
Net increase (decrease) resulting from operations	(2,286,186)	1,692,781

Capital Transactions
Proceeds from shares issued	—	2,187,343
Net increase resulting from capital transactions	—	2,187,343

Total increase (decrease) in net assets	(2,286,186)	3,880,124

Net Assets
Beginning of period	12,356,129	8,476,005
End of period	$10,069,943	$12,356,129

Capital Share Activity
Shares issued	—	1,487,989
Net increase in capital shares	—	1,487,989

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2020 (Unaudited)

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(2,286,186)
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Sale of short-term investment	1,247,790
Change in money market funds, net	(20,089)
Purchase of investment securities	(39,492)
Proceeds from securities sold short	6,145
Cover short securities	(22,497)
Decrease in dividends and interest receivable	6,093
Decrease in prepaid expenses and other assets	8,685
Increase in accrued expenses	32,875
Net change in unrealized appreciation/depreciation on securities	2,201,834
Net realized loss on investments and securities sold short	17,293
Net amortization on investments	(266)

Net cash provided by operating activities	1,152,185

Cash flows provided by financing activities:
Borrowings from margin account	—
Payments on margin account	(1,247,184)
Proceeds from sale of shares	—
Net cash used for financing activities	(1,247,184)

Net decrease in cash	(94,999)

Cash and cash equivalents
Beginning cash balance	182
Beginning cash held at broker	104,917
Total beginning cash and cash equivalents	105,099

Ending cash balance	4,246
Ending cash held at broker	5,854
Total ending cash and cash equivalents	$10,100

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Financial Highlights(7)

For a capital share outstanding throughout each period
	For the Six Months Ended June 30, 2020		For the Year Ended December 31,
	(Unaudited)		2019		2018	2017		2016		2015
Net asset value, beginning of period	$2.08		$1.90		$1.47	$1.64		$1.37		$2.21
Income from Investment Operations:
Net investment loss(1)	(0.01)		(0.02)		(0.04)	(0.08)		(0.17)		(0.10)
Net realized and unrealized gain (loss) on investments	(0.38)		0.40		0.47	(0.09)		0.44		(0.74)
Total from investment operations	(0.39)		0.38		0.43	(0.17)		0.27		(0.84)

Capital Share Transactions
Dilutive effect of rights offering	—		(0.20	)(2)	—	—		—		—

Net asset value, end of period	$1.69		$2.08		$1.90	$1.47		$1.64		$1.37
Per-share market value, end of period	$1.27		$1.64		$1.49	$1.50		$1.22		$0.90

Total net asset value return(3)	(18.75	%)(5)	9.47%		29.25%	(10.37%)		19.71%		(38.01%)
Total market value return(3)	(22.56	%)(5)	10.07%		(0.93%)	22.95%		35.56%		(30.77%)

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$10,070		$12,356		$8,476	$6,546		$7,339		$6,120

Ratio of expenses to average net assets	2.31	%(6)	2.03%		2.89%	5.99	%(4)	12.16	%(4)	5.57	%(4)
Ratio of net investment loss to average net assets	(1.33	%)(6)	(0.98%)		(2.06%)	(5.60	%)(4)	(12.01	%)(4)	(5.55	%)(4)

Portfolio turnover rate	0	%(5)	1%		12%	7%		72%		9%

(1)	Based on average shares outstanding for the period.

(2)	Represents the impact of the Fund’s rights offering of 1,487,989 common shares in February 2019 at a subscription price based on a formula.

(3)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s unrounded New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Average net assets have been calculated based on monthly valuations.

(5)	Not Annualized.

(6)	Annualized.

(7)	Consolidated for the six months ended June 30, 2020 and the years ended December 31, 2019 and 2018 only.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Notes to Financial Statements

As of June 30, 2020 (Unaudited)

Note 1 – Organization

RENN Fund, Inc. (the “Fund”), is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide shareholders with above-market rates of return through capital appreciation and income by a long-term, value oriented investment process that invests in a wide variety of financial instruments, including but not limited to, common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds and exchange traded notes, and other instruments. In addition, the Fund may sell short stocks, exchange traded funds and exchange traded notes.

Horizon Kinetics Asset Management LLC (“Horizon” or the “Investment Advisor”), a registered investment adviser and wholly owned subsidiary of Horizon Kinetics LLC* (“Horizon Kinetics”), serves as the Fund’s investment manager and is responsible for the Fund’s investment portfolio, subject to the supervision of the Board of Directors.

*

Kinetics Asset Management LLC and Kinetics Advisers LLC reorganized into Horizon Asset Management LLC in April of 2019. Horizon Asset Management LLC was then renamed Horizon Kinetics Asset Management LLC. Kinetics Asset Management LLC and Kinetics Advisers LLC and Horizon Asset Management LLC were all wholly owned subsidiaries of Horizon Kinetics LLC and Horizon Kinetics Asset Management LLC will remain a wholly owned subsidiary.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(a) Consolidation of Subsidiary

On December 5, 2017, The Renn Fund, Inc. (Cayman) (the “Subsidiary”) was organized as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Horizon and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of June 30, 2020 total assets of the Fund were $10,162,022, of which $55,885, or approximately 0.55%, represented the Fund’s ownership of the Subsidiary.

The Fund can invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked and bitcoin linked instruments consistent with the Fund’s investment objectives and policies. By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However the Fund wholly-owns and controls its Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gain will be included each year in the Fund’s investment company taxable income.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2020 (Unaudited)

(b) Valuation of Investments

All investments are stated at their estimated fair value, as described in Note 5.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Fund follows the provisions of Accounting Standards Codification ASC 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), which requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2016-2019 and as of and during the six months ended June 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2020 (Unaudited)

the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities may be segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Short-Term Investments

The Fund invested a significant amount (49.02% of its net assets as of June 30, 2020) in the Fidelity Investment Money Market Government Portfolio Fund (“FIGXX”). FIGXX normally invests at least 99.5% of assets in U.S. government securities and repurchase agreements for those securities. FIGXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FIGXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FIGXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FIGXX.

FIGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2020 annual report of Fidelity Investment Money Market Government Portfolio Fund was 0.18%.

Note 3 – Principal Investment Risks

Investing in common stocks and other equity or equity-related securities has inherent risks that could cause you to lose money. Some of the principal risks of investing in the Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Fund and your investment. These are not the only risks associated with an investment in the Fund. Rather, the risks discussed below are certain of the significant risks associated with the investment strategy employed by the Fund. The below does not discuss numerous other risks associated with an investment in the Fund, including risks associated with investments in non-diversified, closed-end registered investment funds generally, other business, operating and tax risks associated with an investment in the Fund, and economic and other risks affecting investment markets generally, all of which are beyond the scope of this discussion.

Liquidity Risks: The Investment Advisor may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the advisor deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.

Private Issuer Risks: In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and the Fund will rely on the ability of our Investment Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Advisor is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.

Interest Rate Risk: When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Advisor may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Advisor may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Distressed Debt Risks: An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantial delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2020 (Unaudited)

Bitcoin Risk: The value of the Fund’s investment in the Grayscale Bitcoin Trust is subject directly to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s direct investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s direct or indirect investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.

Short-Selling Risk: The Fund can sell securities short to the maximum extend permitted under the Investment Company Act of 1940 (the “1940 Act”). A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference (plus any expenses the Fund is required to pay to the lender). This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.

Investments in Leveraged/Inverse ETFs and ETNs: The Fund may invest long or short in leveraged/inverse ETFs and ETNs. Leveraged/inverse ETFs and ETNs are designed for investors who seek leveraged long or leveraged inverse exposure, as applicable, to the daily performance of an index. These instruments do not guarantee any return of principal and do not pay any interest during their term. In general, investors will be entitled to receive a cash payment, upon early redemption or upon acceleration, as applicable, that will be linked to the performance of an underlying index, plus a daily accrual and less a daily investor fee. Investors should be willing to forgo interest payments and, if the index on which the ETF or ETN is based declines or increases, as applicable, be willing to lose up to 100% of their investment. In many instances a leveraged or inverse ETF or ETN will seek to provide an investor with a corresponding multiple of the index it tracks (e.g., a three times leveraged long ETF that tracks the S&P 500 Index seeks to provide investors with three times the positive rate of return of the S&P 500 Index on a daily basis). Such ETFs and ETNs are very sensitive to changes in the level of their corresponding index, and returns may be negatively impacted in complex ways by the volatility of the corresponding indexon a daily or intraday basis.

Note 4 – Investment Advisory Agreement

The Fund entered in to an Investment Advisor Agreement (the “Agreement”) with Horizon. Under the Agreement, Horizon is not paid an advisory fee on net assets less than $25 million and thereafter will charge a management fee of 1.0% on net assets above $25 million. Horizon performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.

Note 5 – Fair Value Measurements

Investments are carried at fair value, as determined in good faith by Horizon, subject to the approval of the Fund’s Board of Directors. The fair values reported are subject to various risk including changes in the equity markets, general economic conditions, and the financial performance of the companies. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the fair value of investment securities, it is possible that the amounts reported in the accompanying financial statements could change materially in the near term.

The Fund generally invests in common securities, preferred securities, convertible and nonconvertible debt securities, and warrants. These securities may be unregistered and thinly-to-moderately traded. Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period, and the cost of registration is borne by the portfolio company.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2020 (Unaudited)

On a daily basis, as is necessary, Horizon prepares a valuation to determine fair value of the investments of the Fund. The Board of Directors approves the valuation on a quarterly basis. Interim board involvement may occur if material issues arise before quarter end. The valuation principles are described below.

Unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation. Thinly traded unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation, less a marketability discount as determined appropriate by the Fund Managers and approved by the Board of Directors.

Restricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

The unlisted preferred stock of companies with common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral. Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option). An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Advisor will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs).

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Assets
Convertible Bonds	$—	$—	$—	$—
Common Equities	5,124,902	—	—	5,124,902
Exchange Traded Funds	3,906	—	—	3,906
Money Market Funds	5,018,939	—	—	5,018,939
Total Investments	$10,147,747	$—	$—	$10,147,747

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2020 (Unaudited)

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Exchange Traded Funds	$983	$—	$—	$983
Total Liabilities	$983	$—	$—	$983

Investments in a portfolio company are being classified as Level 3. At June 30, 2020, Petrohunter Energy Corporation was valued at $0 due to bankruptcy proceedings and thus qualifies as a Level 3 security. The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of June 30, 2020:

Quantitative Information about Level 3 Fair Value Measurements
Portfolio Investment Company	Valuation Technique	Input	Value at 6/30/20
Convertible Bond	Asset Approach	Bankruptcy Recovery	$0
Common Stock	Asset Approach	Bankruptcy Recovery	$0

The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year unless circumstances dictate otherwise.

Note 6 – Federal Income Tax Information-

At June 30, 2020, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$18,209,744
Gross Unrealized Appreciation	$2,194,697
Gross Unrealized Depreciation	(10,257,677)
Net Unrealized Depreciation	$(8,062,980)

As of December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(13,347,673)
Net unrealized depreciation on investments	(5,861,146)
Total accumulated earnings/(deficit)	$(19,208,819)

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2020 (Unaudited)

As of December 31, 2019, the Fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$168,674
Long-term	13,156,273
$13,324,947

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended December 31, 2019, the Fund utilized $8,873 of non-expiring capital loss carryforwards.

There were no distributions during the years ended December 31, 2019 and 2018.

Note 7 – Investment Transactions

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term investments, were $39,492 and $0, respectively. Securities sold short and short securities covered were $6,145 and $22,497, respectively, for the same period.

Note 8 – Borrowings

The Fund has entered into a margin agreement with Fidelity Brokerage Services, LLC, which allows the Fund to borrow money. The margin agreement is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes. Federal regulations under the 1940 Act require that the Fund maintain asset coverage in relation to any borrowed amount.

The average interest rate, average loan balance, maximum outstanding and amount recorded as interest expense for the Fidelity Brokerage Services LLC margin account for the 6 days the Fund had outstanding borrowings were 2.61%, $1,247,184, $1,247,184 and $543, respectively. At June 30, 2020 the Fund had no outstanding borrowings under the margin account.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds’, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Funds’ invests and may lead to losses on your investment in the Funds’. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2020 (Unaudited)

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

RENN Fund, Inc.

Other Information

June 30, 2020 (Unaudited)

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. A copy of each such Form N-PORT is available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request by calling collect (646) 495-7330. You may also obtain the description on the Fund’s website at www.horizonkinetics.com

Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30. It is filed with the SEC on Form N-PX and is available by calling collect (646) 495-7330 and on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis. Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested. You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, American Stock Transfer & Trust Co. You may terminate participation by notifying the Plan Agent in writing. If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately. Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, American Stock Transfer & Trust Company, LLC., whose telephone number is (718) 921-8200 extension 6412 and whose address is 6201 15th Ave, Brooklyn, NY 11219-5498.

Consideration of the Investment Advisory Agreement

At a meeting of the Board of Directors held on June 13, 2019, the Directors, by a unanimous vote (including a separate vote of those Directors who are not “interested persons” (as the term is defined in the 1940 Act), approved the Investment Advisory Agreement (“Advisory Agreement”) for the Renn Fund, Inc.

In approving the Advisory Agreement, the Fund’s Board of Directors reviewed certain materials furnished by Horizon Kinetics Asset Management LLC (“Horizon Kinetics”), which included information on Horizon Kinetics’ investment approach, including the strategy for the Fund. In approving the Advisory Agreement, the Board of Directors considered a number of factors, including those described below. In light of the broad scope of factors and information considered, the Directors did not find it practicable to quantify or assign relative weights to the specific factors. The approval determinations were made on the basis of each Director’s business judgment after consideration of all the factors taken as a whole, although individual directors may have given different weights to certain factors and assigned various degrees of materiality to factors considered. Among other things, the Board considered the following matters and reached the following conclusions:

Nature, Extent and Quality of Investment Advisory Services. The Board, including the independent Directors, considered the nature, extent and quality of investment advisory services to be provided by Horizon Kinetics to the Fund. The Board reviewed the personnel and resources of Horizon Kinetics, including the education and experience of its investment professionals, and concluded that the services to be provided by Horizon Kinetics are appropriate and that the Fund is likely to benefit from the same.

Investment Performance. The Board reviewed the historical performance of the Fund and compared such prior performance with the performance of comparable advisers and investment companies. Although Horizon Kinetics does not currently manage any investment funds similar in size and scope to the Fund, the Board concluded that the favorable performance of Horizon Kinetics demonstrated by such comparisons was an important factor in their evaluation of the quality of services expected to be provided by Horizon Kinetics under the Advisory Agreement.

RENN Fund, Inc.

other information (Continued)
June 30, 2020 (Unaudited)

Costs of the Services Provided to the Fund. The Board considered comparative data from publicly available information with respect to services rendered and the advisory fees paid to investment advisors of other investment companies with similar investment objectives. The Board also considered the Fund’s operating expenses and expense ratio compared to such other companies, as well as how those might change as a result of the Advisory Agreement. Based on its review, the Board concluded that the fee structure under the Advisory Agreement was extremely favorable for shareholders given that the Fund does not pay any management fee on net assets less than $25 million. As of December 31, 2018, the Fund’s net assets were approximately $8.5 million. The Board also considered whether any indirect benefits would be expected to be realized by Horizon Kinetics from its relationship with the Fund. Although the terms of the proposed Investment Advisory Agreement contemplate that Horizon Kinetics may enter into “soft dollar” arrangements with non-affiliate brokers or dealers, as is typical in the industry, Horizon Kinetics has informed the Board that its current policies do not permit Horizon Kinetics to enter into such arrangements.

Profitability of the Investment Adviser. The Board reviewed the financial condition of Horizon Kinetics, which it determined to be sound, and the expected profitability of Horizon Kinetics as the Fund’s investment adviser, and concluded that the lack of management fees payable to Horizon Kinetics currently and the management fees that would be payable to Horizon Kinetics if assets were to increase above $25 million were reasonable taking into account the fees charged by other advisers for managing comparable investment companies.

Conflicts of Interest. The Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel that will be assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Horizon Kinetics’ Code of Ethics. The Board concluded that Horizon Kinetics’ standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory and reasonable in light of its business.

Based on the information provided to the Board and its evaluation thereof, the Board, including a majority of independent directors, voted to approve the Advisory Agreement.

RENN Fund, Inc.

Service Providers

June 30, 2020 (Unaudited)

Corporate Offices

RENN Fund, Inc.
c/o Horizon Kinetics Asset Management LLC — 8th Floor South
470 Park Avenue South
New York, NY 10016
Phone: (646) 291-2300
Fax: (646) 403-3597
Website: www.rencapital.com

Registrar and Transfer Agent

American Stock Transfer &
Trust Company, LLC
6201 15th Ave.
Brooklyn, NY 11219
Phone: (877) 749-4980 extension 6412

Fund Administrator

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102
Phone: (215) 979-8800

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Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

See the Semi - Annual Report to Shareholders under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports

Item 9. Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

Neither the Fund nor any Affiliated Purchaser, nor any person on their behalf, has purchased any of the Fund’s securities in the period covered by this report. The purchase of the Fund’s securities is authorized under its Dividend Reinvestment Plan and Cash Purchase Plan dated February 15, 1994, but no such shares were purchased during the period covered by this report.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Exchange Act of 1934.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act. No such proposals were received.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Code of Ethics

Not applicable to semi-annual reports

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer

Date: September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the undersigned on behalf of the Fund and in the capacities and on the date indicated.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer and Chief Financial Officer

Date: September 8, 2020